Exhibit 10.9

AMENDMENT
TO
MASTER LOAN AND SECURITY AGREEMENT

     This Amendment to Master Loan and Security Agreement (this “Amendment”) dated as of September 25, 2003 is by and between Oxford Finance Corporation (“Borrower”) and National City Bank (“Lender”).

BACKGROUND

     A.     Borrower and Lender are parties to a Master Loan and Security Agreement, dated as of May 2, 2003, (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), pursuant to which Lender made available a secured credit facility in the principal sum of Ten Million ($10,000,000) Dollars for the benefit of Borrower under the terms and conditions thereof. All initially capitalized terms used in this Amendment, unless otherwise specifically defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     B.     Lender and Borrower desire to amend the Loan Agreement to increase temporarily the principal amount and extend the maturity date of the credit facility subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Ratification. This Amendment is a modification of the Loan Agreement pursuant to Section 7.1 thereof. Except as expressly set forth herein, or in any amendment to any of the documents referred to herein, Borrower and Lender acknowledge and agree that each and every term, condition and provision of the Loan Agreement is hereby ratified and confirmed in full.

          2. Amendment.

               2.1 Sections 1.2 and 1.3(b) of the Loan Agreement are hereby amended as of the date hereof by deleting the dollar amount “$10,000,000” appearing in each such Section and inserting therein the dollar amount “$15,000,000”.

               2.2 As of the date hereof, all references in the Loan Agreement and each other Financing Document to the defined term “Promissory Note” (as defined in Section 1.3(c) of the Loan Agreement) means and refers to that Amended and Restated Promissory Note in the original principal amount of Fifteen Million ($15,000,000) Dollars made by Borrower on the date hereof in favor of Lender.

          3. Extension of Guidance Line of Credit. As of the date of this Amendment, the reference to “September 30, 2003” in Section 1.2 of the Loan Agreement relating to the expiration of the guidance line of credit is replaced with “October 31, 2003”.

          4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower represents and warrants to Lender as follows:

               4.1 After giving effect to the modifications contained herein, all representations, warranties and covenants made by Borrower to Lender in the Loan Agreement (except those relating to a specific date) are true and correct in all material respects as of the date hereof, with the same force and effect as though made as of the date hereof;

               4.2 No Event of Default has occurred and is continuing under the Loan Agreement as of the date hereof;

               4.3 This Amendment and any other documents and instruments executed and delivered to Lender in connection herewith have been validly executed and are enforceable against Borrower in accordance with their respective terms.

     Any failure of any of the representations and warranties made by Borrower in this Amendment to be true and correct in all material respects when made shall constitute an Event of Default under the Loan Agreement.

          5. Outstanding Indebtedness. Borrower hereby unconditionally acknowledges that, as of the date hereof, the outstanding principal balance of the Loan is $5,000,000. Borrower acknowledges and agrees that the foregoing balance of the Loan, together with interest, which shall accrue from the date hereof at the rates set forth in the Loan Agreement, is owing to Lender without claim, counterclaim, recoupment, defense or setoff of any kind.

          6. Condition Precedent. The effectiveness of this Amendment is subject to the following condition precedent:

               6.1 Lender shall have received, in form and substance satisfactory to Lender, resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, the Amended and Restated Promissory Note, and the other documents and instruments executed and delivered to Lender in connection herewith, certified by the Secretary of Borrower that the same are true and complete copies of the originals thereof and remain in full force and effect, not having been modified or rescinded.

          7. Miscellaneous.

               7.1 Entire Agreement. The Loan Agreement, as amended by this Amendment, and the other Financing Documents, embody the entire agreement and understanding between Lender and Borrower. The Loan Agreement, together with this Amendment, and all documents executed and delivered herewith, supersede all prior agreements and understandings relating to subject matter hereof. This Amendment together with the Loan Agreement, and the documents executed and delivered in connection herewith and therewith shall be construed as one agreement.

               7.2 Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment shall be effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

               7.3 Captions. The captions or headings in this Amendment are for convenience of reference only and in no way define, limit, or describe the scope or intent of any provision of this Amendment.

               7.4 Successors and Assigns; Governing Law. This Amendment shall be binding upon and inure to the benefit of the respective parties hereto and their successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

LENDER:

NATIONAL CITY BANK

By:	/s/ Michael J. Labrum
Michael J. Labrum, Senior Vice President

BORROWER:

OXFORD FINANCE CORPORATION

By:	/s/ Michael J. Altenburger
Mike Altenburger, Chief Financial Officer

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